SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report: January 14, 2010

(Date of earliest event reported)

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry Into a Material Definitive Agreement.

Pursuant to the terms of the Employment Agreement executed as of January 14, 2005 by and between United Bancshares, Inc. (“United”), The Union Bank Company, a wholly owned subsidiary of United (“Union”), and Daniel W. Schutt, the President and CEO of United and Union, United and Union entered into a Change In Control Agreement with Mr. Schutt effective as of January 14, 2010 (the “Change In Control Agreement”) furnished herewith as Exhibit 10.1.  Under the terms of the Change In Control Agreement, Mr. Schutt would be entitled to a change in control payment in the event that, in the four year period following the effective date of the agreement, January 14, 2010, a change in control of either United or Union occurs and certain conditions, as set forth in Exhibit 10.1, exist.

The information in this Item 1.01, including Exhibit 10.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 5.02.

Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Employment Agreement executed as of January 14, 2005 by and between United Bancshares, Inc. (“United”), The Union Bank Company, a wholly owned subsidiary of United (“Union”), and Daniel W. Schutt, the President and CEO of United and Union, United and Union entered into a Change In Control Agreement with Mr. Schutt effective as of January 14, 2010 (the “Change In Control Agreement”) furnished herewith as Exhibit 10.1.  Under the terms of the Change In Control Agreement, Mr. Schutt would be entitled to a change in control payment in the event that, in the four year period following the effective date of the agreement, January 14, 2010, a change in control of either United or Union occurs and certain conditions, as set forth in Exhibit 10.1, exist.

The information in this Item 5.02, including Exhibit 10.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Change In Control Agreement dated as of January 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: January 15, 2010	By: /s/Brian D. Young
Brian D. Young Executive VP, CFO & Treasurer